                               AMENDMENT NO. 1 TO
                               AGREEMENT AND PLAN
                          OF MERGER AND REORGANIZATION

     This Amendment No. 1 to Agreement and Plan of Merger and Reorganization (the "Amendment") is made and entered into as of November 30, 1999, by and among Acuson Corporation, a Delaware corporation ("Parent"); Echo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"); and Ecton, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania (the "Company").

                                    Recitals

     A. Parent, Merger Sub and the Company entered into that certain Agreement and Plan of Merger and Reorganization dated as of September 15, 1999 (the "Reorganization Agreement") which contemplates the merger of the Company into Merger Sub (the "Merger") on the terms described therein.

     B. Parent, Merger Sub and the Company desire to amend the Reorganization Agreement in the manner set forth below.

     C. Terms not otherwise defined in this Amendment have the meanings given to them in the Reorganization Agreement.

                                   Agreement

     The parties to this Amendment agree as follows:

     1.  Applicable Fraction. The "Applicable Fraction" referred to in Section
         1.5 of the Reorganization Agreement shall be rounded to five decimal points.
     2. Additional Merger Consideration. In addition to the conversion of shares of Company Common Stock into Parent Common Stock as described in
         Section 1.5 of the Reorganization Agreement, Parent shall pay to each Merger Shareholder, by delivering to the Shareholders' Agent on behalf of each Merger Shareholder, a check in an amount determined by multiplying $4,000,000 (the "Closing Cash Consideration") by such Merger Shareholder's Percentage Interest (as defined in Section 1.6 of the Reorganization Agreement). In no event shall Parent be required to pay to the Merger Shareholders under this Section 2 more than an aggregate of $4,000,000 in cash (such Closing Cash Consideration being in addition to the shares of Parent Common Stock referred to in the first sentence of this Section 2.) Assuming that on or before the fifth business day prior to the Closing, the Company provides to Parent (a) a schedule reasonably satisfactory to Parent setting forth opposite the name of each Merger Shareholder (i) the dollar
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         amount of any cash to be received by such Merger Shareholder pursuant to this Section 2; (ii) any amounts that Parent should withhold from the dollar amount otherwise payable pursuant to this Section 2 with respect to the exercise of any , Company Options or warrants to purchase shares of Company Common Stock; and (iii) the net amount payable to such Merger Shareholder pursuant to this Section 2, and (b) such other documents reasonably requested by Parent, the checks referred to in this Section 2 shall be delivered to the Shareholders' Agent for the benefit of the Merger Shareholders on the Closing Date promptly after the Closing. If the documents required to be delivered by the Company pursuant to the previous sentence are not delivered as specified, Parent shall use its best efforts to deliver the checks referred to in this Section 2 to the Shareholders' Agent for the benefit of the Merger Shareholders as soon as possible after the Closing, but in no event later than five days after such documents are delivered.

     3. Post-Closing Payments. The Reorganization Agreement provides that Post-Closing Payments will be made based on the Gross Profit for the specified Post-Closing Payment Years (which begin on January 1 in a year and end of December 31 of that year). The parties agree that all Post-Closing Payment Years will be modified to be the twelve month period beginning on July 1 in a specified calendar year and ending on June 30 of the following calendar year. Accordingly, Section 1.6 of the Reorganization Agreement is hereby deleted and replaced in its entirety with the following:

1.6  Post-Closing Payments

         (a) For purposes of this Section 1.6, the following terms have the meanings set forth below:

              (i) "Cause" has the meaning attributed to that term as set forth in the Employment Agreement in the form of Exhibit F attached hereto;

              (ii) "Corporate Event" means (x) a merger, consolidation, reorganization, sale of securities or similar transaction in which the stockholders of Parent before such transaction own less than 50% of the voting stock of the surviving entity (and less than 50% of the voting stock of the acquiring entity) immediately after such transaction or (y) the sale or disposition of all or substantially all of Parent's assets;

              (iii) "Distribution Date" means the date determined by Parent in its sole discretion within 90 days after the end of each Post-Closing Payment Year on which a Post-Closing Payment is scheduled to be made;

              (iv) "Good Reason" has the meaning attributed to that term as set forth in the Employment Agreement in the form of Exhibit F attached hereto;

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

              (v) "Gross Profit" means, with respect to each Post-Closing Payment Year, the revenues of Parent (on a consolidated basis) that are attributable to the sale or license of the Products during such Post-Closing Payment Year (net of discounts and returns reserves), less the cost of goods sold and associated period costs applicable to the sale or license of such products during such Post-Closing Payment Year, including reserves for warranty, and all other costs associated with manufacturing, warehousing, installing and shipping the Products (and similar or related activities), but not including general and administrative expenses and sales, marketing or product development expenses (it being understood that all components of "Gross Profit" shall be determined in accordance with U.S. generally accepted accounting principles as reasonably applied by Parent);

              (vi) the "Percentage Interest" of a particular Merger Shareholder means the number of shares of Company Common Stock owned by the particular Merger Shareholder immediately prior to the Effective Time, divided by the Fully Diluted Number of Company Shares;

              (vii) "Post-Closing Parent Average Stock Price" means the average of the closing sale prices of a share of Parent Common Stock as reported on the New York Stock Exchange for each of the 10 consecutive trading days ending on the trading day immediately preceding the fifth day prior to the applicable Distribution Date;

              (viii) "Post-Closing Payment" means any payment a Merger Shareholder may be entitled to receive from Parent pursuant to the terms and conditions set forth in this Section 1.6;

              (ix) "Post-Closing Payment Year" means each of the following four fiscal years: July 1, 2000 through June 30, 2001; July 1, 2001 through June 30, 2002; July 1, 2002 through June 30, 2003; and July 1, 2003 through June 30, 2004.; and

              (x) "Products" means all products, product upgrades and associated peripherals developed by the Company before the Closing Date and by the Surviving Corporation after the Closing Date, and all service(s) delivered by the Company or the Surviving Corporation for such products and product upgrades.

         (b) Subject to any right of setoff that Parent may be entitled to exercise (pursuant to Section 9.3 or otherwise), and subject to the other provisions of this Section 1.6:

              (i) for the purposes of this Section 1.6, the "Threshold Gross Profit," the "Pay-Out Rate," the "Maximum Pay-Out Amount" and the "Gross Profit at Maximum Pay-Out" used to determine the Post-Closing Payment for each Post-Closing Payment Year shall be based on the figures set forth in
     Schedule 1.6 (b)(i);

              (ii) for each Post-Closing Payment Year, Parent shall pay to each Merger Shareholder such Merger Shareholder's Percentage Interest of the amount, if

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     greater than zero, determined by multiplying (A) the amount, if any, by which the Gross Profit for such Post-Closing Payment Year exceeds the Threshold Gross Profit for such Post-Closing Year as set forth in Section 1.6(b)(i) by (B) the Pay-Out Rate for such Post-Closing Payment Year as set forth in Section 1.6(b)(i) (it being understood that (A) no Post-Closing Payment shall be earned in any Post-Closing Payment Year unless the Gross Profit for such Post-Closing Payment Year exceeds such Post-Closing Year's Threshold Gross Profit as set forth in Section 1.6(b)(i), and (B) the Post-Closing Payment for any particular Post-Closing Payment Year shall never exceed the Maximum Pay-Out Amount (as adjusted in the manner set forth below) for such Post-Closing Payment Year);

              (iii) in the event that the Gross Profit earned in any Post-Closing Payment Year ended June 30, 2001, June 30, 2002 or June 30, 2003 is in excess of the Gross Profit at Maximum Pay-Out Amount set forth in
     Section 1.6(b)(i) for such Post-Closing payment Year, such excess Gross Profit shall be carried forward to the following Post-Closing Payment Year and applied to increase the Gross Profit for that following Post-Closing Payment Year;

              (iv) if in the Post-Closing Payment Year ended June 30, 2001 the Threshold Gross Profit is attained but the Maximum Pay-Out Amount for such Post-Closing Payment Year is not achieved, then 20% of the difference between the Maximum Pay-Out Amount for that Post-Closing Payment Year and the actual Post-Closing Payment for such Post-Closing Payment Year shall be carried forward to the following Post-Closing Payment Year ended June 30, 2002 (such difference being referred to as the "Year 2000 Carry Forward Amount"). The Maximum Pay-Out Amount for the following Post-Closing Payment Year ended June 30, 2002 (the "Year 2001 New Maximum Pay Out") shall be equal to the Maximum Pay-Out Amount as set forth in Section 1.6(b)(i) for the Post-Closing Payment Year ended June 30, 2002 plus any Year 2000 Carry Forward Amount, and the Pay-Out Rate for the Post-Closing Year ended June 30, 2002 shall be determined by the following formula:

               A / (B-C)

          Where "A" is equal to the Year 2001 New Maximum Pay-Out; "B" is the Gross Profit at Maximum Pay-Out for the Post-Closing Payment Year June 30, 2002 as set forth in Section 1.6(b)(i) and "C" is the Threshold Gross Profit for the Post-Closing Payment Year ended June 30, 2002 as set forth in Section 1.6(b)(i);

              (v) if in either of the Post-Closing Payment Years June 30, 2002 or June 30, 2003 (but not June 30, 2001 or June 30, 2004), the Threshold Gross Profit is attained but the Maximum Pay-Out Amount for such Post-Closing Payment Year is not achieved, then 50% of the difference between the Maximum Pay-Out Amount (including, with respect to the Post-Closing Payment Year ended June 30, 2002 only, any amount carried forward pursuant to the terms of Section 1.6(b)(i)) for that Post-Closing Payment Year and the actual Post-Closing Payment for such Post-Closing Payment Year shall be

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     carried forward to the following Post-Closing Payment Year (such difference being referred to as the "Carry Forward Amount"). The Maximum Pay-Out
     Amount for such following Post-Closing Payment Year (the "New Maximum Pay-Out") shall be equal to the sum of the existing Maximum Pay-Out Amount as set forth in Section 1.6(b)(i) for such following Post-Closing Payment Year plus any Carry Forward Amount, and the Pay-Out Rate for such following Post-Closing Payment Year shall be determined by the following formula:

               A / (B-C)

          Where "A" is equal to the New Maximum Pay-Out for that Post-Closing Payment Year; "B" is the Gross Profit at Maximum Pay-Out for that Post-Closing Payment Year as set forth in Section 1.6(b)(i) and "C" is the Threshold Gross Profit for that Post-Closing Payment Year as set forth in Section 1.6(b)(i).

              (vi) Any Post-Closing Payment required to be made pursuant to this
     Section 1.6 shall be made on the Distribution Date; provided, however, that if the Shareholders' Agent delivers an Objection Notice in accordance with
     Section 1.6(f), then the Post-Closing Payment with respect to which an Objection Notice is so delivered shall not be made until the dispute identified in such Objection Notice is resolved.

         (c) Within 75 days after the last day of each Post-Closing Payment Year, Parent or the Surviving Corporation shall: (i) prepare or cause to be prepared a statement setting forth in detail the Gross Profit of each Product and its method of calculation (including the dollar amount of costs of goods sold applicable to each Product), the total Gross Profit with respect to the Post-Closing Payment Year covered by such statement and any Post-Closing Payment for the particular Post-Closing Payment Year covered by such statement (the "Post-Closing Payment Statement"); and (ii) deliver or cause to be delivered such Post-Closing Payment Statement to the Shareholders' Agent for and on behalf of the Merger Shareholders.

         (d) Parent shall determine, in its sole discretion, whether a particular Post-Closing Payment shall be payable in cash or in Parent Common Stock (or in a combination thereof). For any Post-Closing Payment (or portion thereof) that Parent elects to pay in Parent Common Stock, the number of shares of Parent Common Stock distributed on the Distribution Date with respect to such Post-Closing Payment (or portion thereof) shall be determined by dividing the Post-Closing Payment (or portion thereof) payable in Parent Common Stock by the Post-Closing Parent Average Stock Price. The total fair market value of all consideration other than shares of Parent Common Stock received by shareholders of the Company in the Merger (including, without limitation, cash paid to Company shareholders perfecting dissenters' rights, cash paid in lieu of fractional shares, the payment of the Closing Cash Consideration to the shareholders of the Company on the Closing Date (and the cash portion of any Post-Closing Payments)) will be less than fifty percent (50%) of the aggregate fair market value of shares of stock of the Company outstanding immediately prior to the Merger.

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

         (e)  Notwithstanding anything to the contrary contained in this Section
     1.6 or elsewhere in this Agreement:

              (i) Parent shall not be required to pay/distribute cash and/or Parent Common Stock pursuant to this Section 1.6 having a value measured on each Distribution Date aggregating more than $17,000,000, and Parent's obligations to make payments/distributions pursuant to this Section 1.6 shall terminate at such time the aggregate value measured on each Distribution Date of all payments/distributions made by Parent pursuant to this Section 1.6 equals $17,000,000;

              (ii) no payment or distribution of any Post-Closing Payment shall be made to any Key Employee for the fiscal year ended June 30, 2004 unless such Key Employee continues to be employed by the Surviving Corporation until the last day of such Post-Closing Payment Year; provided, however, that notwithstanding the foregoing:

               (A) if the employment of such Key Employee shall have been terminated as a result of the death or disability of such Key Employee or by Parent or the Surviving Corporation without Cause or by such Key Employee for Good Reason, then such payment or distribution of the Post-Closing Payment shall be made to such Key Employee (or in the event of death, to the estate, heirs or successors of such Key Employee) notwithstanding the termination of such Key Employee's employment; and

               (B) a Key Employee who acquired shares of Company Common Stock in certain specified financing rounds of the Company made prior to the Effective Time (the "Specified Financing Rounds") other than the founders round of financing, shall be entitled to that portion of the Post-Closing Payment otherwise due for the fiscal year ended June 30, 2004 equal to the product of (1) the portion of such Post-Closing Payment such Key Employee would have been entitled to receive had such Key Employee remained employed by the Surviving Corporation until the last day of such Post-Closing Payment Year, multiplied by (2) a fraction (x) whose numerator is the number of shares of Company Common Stock acquired by such Key Employee in the Specified Financing Rounds (or upon the exercise of warrants acquired by such Key Employee in the Specified Financing Rounds) and owned by such Key Employee immediately prior to the Effective Time, and (y) whose denominator is the total number of shares of Company Common Stock owned by such Key Employee immediately prior to the Effective Time; and

               (iii) subject to Section 1.6(e)(i) and Section 1.6(e)(ii), (A) in the event of a Corporate Event which is not approved by at least a majority of the board of directors of Parent, each Merger Shareholder shall be entitled to receive promptly following the closing of such Corporate Event such Merger Shareholder's Percentage Interest of consideration having a

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     value equal to the sum of the Maximum Pay-Out Amounts for each Post-
     Closing Payment Year that remains following such Corporate Event (including, for greater certainty, the Post-Closing Payment Year in which the Corporate Event takes place, provided the Merger Shareholders have not already received a Post-Closing Payment for that Post-Closing Payment Year as of the closing date of the Corporate Event); and (B) in the event of a Corporate Event which is approved by at least a majority of the board of directors of Parent, each Merger Shareholder shall be entitled to receive on the date determined in accordance with Section 1.6(b)(vi) with respect to each remaining Post-Closing Payment Year following such Corporate Event (including, for greater certainty, the Post-Closing Payment Year in which the Corporate Event takes place, provided the Merger Shareholders have not already received a Post-Closing Payment for that Post-Closing Payment Year as of the closing date of the Corporate Event), such Merger Shareholder's Percentage Interest of consideration having a value equal to the greater of
     (x) the Post-Closing Payment that would otherwise be due for that Post-Closing Payment Year calculated in accordance with this Section 1.6 or (y) 33-1/3% of the Maximum Pay-Out Amount for that Post-Closing Year as set forth in Section 1.6(b)(i) and if applicable, as modified by Sections 1.6(b)(iv) and/or 1.6(b)(v).

         (f) In the event that the Shareholders' Agent objects to Parent's calculation of the Gross Profit or Post-Closing Payment for any particular Post-Closing Payment Year, then, within 30 days after the delivery to the Shareholders' Agent of the Post-Closing Payment Statement for such Post-Closing Payment Year, the Shareholders' Agent shall deliver to Parent a written notice describing in reasonable detail the Shareholders' Agent's objections to Parent's calculation of the Gross Profit and/or Post-Closing Payment (an "Objection Notice"), accompanied by a statement setting forth the dollar amount determined by the Shareholders' Agent to represent the Gross Profit and/or Post-Closing Payment or a request for additional information from Parent or the Surviving Corporation that the Shareholders' Agent may require in order to determine the Gross Profit and/or Post-Closing Payment. If the Shareholders' Agent shall not deliver an Objection Notice to Parent within the 30-day period referred to in the preceding sentence, then Parent's calculation of the Gross Profit and the Post-Closing Payment, if any, shall be binding and conclusive on Parent, the Merger Shareholders, the Shareholders' Agent and the Surviving Corporation. If the Shareholders' Agent delivers an Objection Notice to Parent within the 30-day period referred to in the first sentence of this Section 1.6(f), and if the Shareholders' Agent and Parent are unable to agree upon the calculation of the Gross Profit and/or Post-Closing Payment, if any, within 30 days after an Objection Notice is delivered to Parent, the dispute shall be finally settled by a "Big Five" or similar independent accounting firm selected by Shareholders' Agent (and reasonably acceptable to Parent). The determination by the independent accounting firm of the Gross Profit and the Post-Closing Payment, if any (the "Determined Post-Closing Payment") shall be conclusive and binding on Parent, the Merger Shareholders, the Shareholders' Agent and the Surviving Corporation. Parent and the Merger Shareholders shall each bear and pay 50% of the fees and other expenses of such independent accounting firm (the "Fees"). Upon the sole discretion of Parent, the amount of Fees payable by the Merger Shareholders pursuant to this Section 1.6(f) may be deducted from the Determined Post-

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     Closing Payment in full satisfaction of the Merger Shareholders' liability for such Fees as set forth in this Section 1.6(f).

         (g) No rights or interest of any Merger Shareholder under Section 1.6 may be assigned, transferred or otherwise disposed of, in whole or in part.

         (h) Parent and affiliates shall maintain separate records of account (the "Records of Account") upon which all transactions involving the Products will be entered. The Shareholders' Agent shall at all reasonable times during normal business hours have access to and the right to inspect and audit such Records of Account; provided that the Shareholders' Agent agrees that he shall hold all information contained in the Records of Account in strict confidence and shall use such information only for purposes of making calculations under this Section 1.6. Parent intends to develop, market and sell the Products, subject to changes in market conditions and the business environment generally.

     4. Post-Closing Payment Schedule. Schedule 1.6(b)(i) of the Reorganization Agreement shall be deleted and replaced in its entirety with Schedule 1.6(b)(i) attached hereto.

     5. Termination. The reference to "December 15, 1999" in Sections 5.5(b), 8.1(c) and 8.1(d) of the Reorganization Agreement shall be replaced with "December 29, 1999."

     6. Exercise of Options and Warrants. Section 5.3 of the Reorganization Agreement shall be deleted.

     7. Excess Accounting and Legal Expenses. The reference to "$75,000" in subpart "(A)" of the definition of Excess Accounting and Legal Expenses in Exhibit A to the Reorganization Agreement shall be replaced with "$100,000."

     8.  Miscellaneous.

         8.1 Any notice or other communication required or permitted to be delivered or given to any party under this Amendment shall be deemed properly delivered and given when delivered in accordance with the terms of Section 10.5 of the Reorganization Agreement.

         8.2 This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

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         8.3  This Amendment shall be construed in accordance with, and governed in all respects by, the internal laws of the Commonwealth of Pennsylvania (without giving effect to principles of conflicts of laws).

         8.4 This Amendment may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered: (a) prior to the Closing Date, on behalf of Parent, Merger Sub, the Company and the Shareholders' Agent (acting exclusively for and on behalf of all of the Merger Shareholders); and (b) after the Closing Date, on behalf of Parent and the Shareholders' Agent (acting exclusively for and on behalf of all of the Merger Shareholders).

         8.5 In the event that any provision of this Amendment, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Amendment, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

         8.6 This Amendment and the other agreements referred to herein (including the Reorganization Agreement) set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

         8.7 Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any Legal Proceeding arising out of or related to this Amendment or the transactions contemplated hereby.

         8.8 The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Amendment.

         8.9 Except as amended by this Amendment, the Reorganization Agreement shall remain in full force and effect in accordance with its terms.

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

     The parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

               Acuson Corporation,
                                     a Delaware corporation

                                    By: /s/ Charles H. Dearborn
                                        -----------------------------------
                                        Charles H. Dearborn
                                        Vice President


                                    Echo Acquisition Corp.,
                                     a Delaware corporation

                                    By: /s/ Charles H. Dearborn
                                        -----------------------------------
                                        Charles H. Dearborn
                                        Vice President


                                    Ecton, Inc.,
                                     a Pennsylvania corporation

                                    By: /s/ Michael G. Cannon
                                        ----------------------------------
                                        Michael G. Cannon
                                        President

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